Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Golden Opportunities Corporation  (the "Company") on Form 10 Q for the year ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Zahorik,  Chief Financial Officer and Director of the Company, certify that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2008

/s/ Michael A. Zahorik
Michael A. Zahorik
Chairman and Chief Financial Officer